Exhibit 99.2
MAY 02, 2022 A GLOBAL LEADER IN FASHION 1

DISCLAIMER AND CONFIDENTIALITY Statements concerning G - III's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward - looking statements" as that term is defined under the Federal Securities laws. Forward - looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the COVID - 19 pandemic, reliance on licensed product, reliance on foreign manufacturers, risks of doing business abroad, the current economic and credit environment, risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G - III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G - III’s business of the imposition of tariffs by the United States government and business and general economic conditions, as well as other risks detailed in G - III's filings with the Securities and Exchange Commission. G - III assumes no obligation to update the information in this release. 2

A GLOBAL LEADER IN FASHION 3

4 G - III APPAREL GROUP TO PURCHASE ICONIC BRAND

THE WORLD OF ◆ Aspirational to accessible ◆ Contemporary and fashion forward Lifestyle portfolio ◆ Apparel and accessories ◆ Footwear ◆ Fragrance ◆ Eyewear ◆ Home furnishings ◆ Brand extensions ⁃ Hotel Karl Lagerfeld ⁃ Luxury villas ⁃ Entertainment Media 5

◆ Appeals to a global consumer ◆ Well established distribution ◆ ~120* mono - brand stores with key locations in major cities and fashion hubs ◆ Strong wholesale distribution network in 60 countries ◆ Digital presence ⁃ Karl.com ⁃ Karllagerfeldparis.com ⁃ Partner digital platforms ◆ Zalando ◆ Saks ◆ Nordstrom ◆ Farfetch SIGNIFICANT GLOBAL REACH Strong consumer appeal and omni - channel distribution 6 * Company and partner - operated mono - branded stores

SUSTAINABILITY AS A CORE VALUE ◆ Three Pillars ⁃ Preventing global warming ⁃ Restoring biodiversity ⁃ Protecting the oceans ◆ Over 50% of collections made with eco - conscious methods ◆ Founding member of Fashion Pact ◆ Sustainability Ambassador Amber Valletta Continually increasing the brand’s positive impact 7

$175M 22 400+ >5 SALES RETAIL STORES RETAIL PARTNER DOORS DIGITAL CHANNELS G - III’s existing business in North America* * Based on G - III Apparel Group, Ltd.’s, FY 2022 results for the Karl Lagerfeld brand 8 Left: Morris Goldfarb, Chairman of the Board and Chief Executive Officer, G - III Apparel Group, Ltd. Right: Pier Paolo Righi, Chief Executive Officer, Karl Lagerfeld ◆ Forged partnership in 2015 through 49% ownership of the brand in North America ⁃ Purchased 19% of global Brand in 2016 ⁃ Launched the brand in the North America in 2016 ⁃ Trusted partnership with the existing management team PROVEN TRACK RECORD VALIDATES ACQUISITION G - III has built a solid Karl Lagerfeld business in North America

~$375M* Annual Net Revenue Base Digital International Expansion New & Existing Stores Licensing $1B+ ** Category Expansion Wholesale 9 Net Sales Potential * Based on FY 2022 revenues for G - III Apparel Group, Ltd.’s, Karl Lagerfeld North America business of $175 million, combined wit h the revenues being acquired of approximately $200 million annually, creates a business with initial annual sales base of approximately $375 million globally ** G - III Apparel Group, Ltd., believes that the combination will create a net revenue potential of approximately $1.0 billion in annual net sales, which G - III Apparel Group, Ltd., believes would represent in excess of $2 billion in annual sales to end consumers $1B GLOBAL ANNUAL NET REVENUE POTENTIAL OR $2B+ IN SALES TO END CONSUMERS

FURTHERS G - III’S LONG - TERM STRATEGIC PRIORITIES ACQUISITION RATIONALE G - III STRATEGIC PRIORITIES Ownership of an iconic lifestyle brand with significant growth opportunity Full range of categories fueled by G - III’s capabilities Highly desirable Parisian - based brand Strong existing omni - channel presence Relevant, contemporary fashion offering Further expand our portfolio through ownership of brands and their licensing opportunities Drive our power brands across categories Extend our reach by further developing our European - based brand portfolio Maximize omni - channel opportunities by leveraging data Continue to innovate to stay relevant for our customers 10

$175 Million * FINANCIAL HIGHLIGHTS ◆ Increase ownership from 19% to 100% ⁃ Purchased 81% for €200 million ($210 million) ◆ Expected to be modestly accretive in G - III’s fiscal 2023 year, ended January 31, 2023 11 Annual Revenues NORTH AMERICA REST OF THE WORLD COMBINED GLOBAL BRAND $200 Million ** $375 Million *** * Based on G - III Apparel Group, Ltd.’s FY 2022 sales for the Karl Lagerfeld business in North America ** Based on annual revenues purchased of the global Karl Lagerfeld brand *** Combined Karl Lagerfeld brand sales for G - III Apparel Group, Ltd., and the sales being acquired expected to generate an init ial annual sales base of ~ $375 million

DRIVING SHAREHOLDER VALUE ◆ Adds $200 million in annual sales ◆ Approximately $1B in annual net revenue potential or $2B+ in sales to end consumers ◆ Enhanced revenue growth ◆ Geographic diversification ◆ Enhanced cash flow for combined company ◆ Supported by G - III’s strong balance sheet 12

OUR STRATEGIC PRIORITIES OUR FOUNDATION FOR SUCCESS Further expand our portfolio through ownership of brands and their licensing opportunities Extend our reach by developing our European - based brand portfolio Drive our power brands across categories Maximize omni - channel opportunities by leveraging data Continue to innovate to stay relevant for our customers High - performing, forward - thinking team and experienced senior leadership Merchant expertise in product development Dominance across a range of categories Significantly developed sourcing and supply chain infrastructure Diversified distribution network to reach customers G - III A GLOBAL LEADER IN FASHION G - III’s CAPABILITIES UNLOCK BRAND POTENTIAL 13

“EMBRACE THE PRESENT AND INVENT THE FUTURE.” 14